SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   Form 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                       Date of Report February 21, 2006

                       Commission File Number 000-27261

                          CH2M HILL Companies, Ltd.
               (Exact name of registrant as specified in its charter)

                 Oregon                           93-0549963
      (State or other jurisdiction of       (I.R.S. Employer
      incorporation or organization)        Identification Number)


      9191 South Jamaica Street,
      Englewood, CO                                  80111-5142
      (Address of principal executive offices)       (Zip Code)


                               (303) 771-0900
                 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







                                     Form 8-K

Item 5.02  Appointment of Principal Accounting Officers.

JoAnn Shea Appointed as the Principal Accounting Officer

Effective March 1, 2006, CH2M HILL's Board of Directors appointed JoAnn Shea, 41, as the principal accounting officer for CH2M HILL Companies, Ltd. Ms. Shea joined CH2M HILL in June 1998 as the Assistant Controller and became CH2M HILL's Vice President and Controller in March 2004.
Ms. Shea is a Certified Public Accountant with more than 20 years of accounting and finance experience. Prior to joining CH2M HILL, Ms. Shea was the Assistant Controller and the Corporate Secretary for TOTAL Petroleum, Inc. between 1993 and 1998.

Since 2005 Ms. Shea has been a member of the board of directors for Big Brothers Big Sisters of Colorado.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CH2M HILL COMPANIES, LTD.

Date: February 24, 2006             By: /s/M. Catherine Santee
                                      __________________________
                                      M. Catherine Santee
                                      Its: Senior Vice President, Finance